 T. ROWE PRICE
--------------------------------------------------------------------------------
Summit Funds, Inc.

   T. Rowe Price Summit Limited-Term Bond Fund

 Supplement to prospectus dated March 1, 2000
--------------------------------------------------------------------------------
 Important Information About the Summit Limited-Term Bond Fund

 We want to let you know that on July 18, 2000, the Board of Directors of the T. Rowe Price Summit Funds, Inc. recommended a plan of reorganization for the Summit Limited-Term Bond Fund. Under the reorganization, the assets of the fund would be merged into the T. Rowe Price Short-Term Bond Fund. The Summit Limited-Term Bond Fund was closed to new investors on July 18.

 If you hold shares in the Summit Limited-Term Bond Fund at the close of business August 25, 2000, the "record" date, you will have the opportunity to vote on the reorganization plan. Proxy materials and voting instructions will be mailed in early September to shareholders of record, and a special shareholder meeting will be held on October 25, 2000. If the proposal is approved, the transfer of assets will take place soon thereafter, and you will then own shares with the same total value in the Short-Term Bond Fund. The merger is designed to have no adverse tax consequences for shareholders in the Summit Limited-Term Bond Fund.

 Please note that neither the Summit Cash Reserves Fund nor the Summit GNMA Fund is involved in the reorganization plan.

 Detailed information about the proposed reorganization is provided only by the proxy. If you would like information about the Short-Term Bond Fund or any other T. Rowe Price fund, please give us a call at 1-800-225-5132 or visit our Web site at www.troweprice.com.
--------------------------------------------------------------------------------
 The date of this supplement is July 19, 2000.
--------------------------------------------------------------------------------
                                                                 C09-041 7/19/00